SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           Reported) November 18, 1996

         FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1996, which forms FURST Home Equity Loan Trust 1996-2, which will issue Series 1996-2 Home Equity Loan Asset-Backed Certificates).

            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
             (Exact name of registrant as specified in its charter)

        North Carolina                 333-3574               56-1967773
----------------------------        ---------------        -------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)                File Number)           Identification #)

301 South College Street
Charlotte, North Carolina                                   28288
----------------------------                             ------------
(Address of Principal                                     (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code 704-383-3624

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Item 5.  Other Events.

Incorporation of Certain Documents by Reference

The financial statements of Financial Guaranty Insurance Company

The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 that are included in this Form 8- K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in the Form 8-K and to being named as "experts" in the Prospectus Supplement for the FURST Home Equity Loan Trust 1996-2 is attached hereto as Exhibit 23.

The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.1. The unaudited financial statements of Financial Guaranty Insurance Company as of September 30, 1996 are attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         23.      Consent of KPMG Peat Marwick LLP

         99.1 Financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994.

         99.2 Unaudited financial statements of Financial Guaranty Insurance Company as of September 30, 1996.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on it's behalf by the undersigned hereunto duly authorized.

                                           FIRST UNION RESIDENTIAL
                                           SECURITIZATION    TRANSACTIONS, INC.

                                           By:      /s/ Patrick J. Tadie
                                                    Name:  Patrick J. Tadie
                                                    Title: Senior Vice President

Dated:  November 18, 1996


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                                  Exhibit Index

         Exhibit                                      Page

           23.  Consent of KPMG Peat Marwick LLP       5

           99.1 Financial statements of Financial      6
                    Guaranty Insurance Company as of
                    December 31, 1995 and 1994.

           99.2 Unaudited financial statements of      7
                    Financial Guaranty Insurance
                    Company as of September 30, 1996.

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